Tompkins Financial Corporation 8-K

Exhibit 99.1

Annual Shareholder Meeting May 19, 2026

This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to certain risks and uncertainties that could cause actual results of the Company to differ materially from those expressed and/or implied by forward - looking statements and historical performance. Forward - looking statements may be identified by use of such words as "may", "will", "estimate", "intend", "continue", "believe", "expect", "plan", or "anticipate", and other similar words. Some of the factors that are among those that could cause actual results to differ materially from the forward - looking statements are those described in our Quarterly Report on Form 10 - Q and Annual Report on Form 10 - K as filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update the forward - looking statements. Forward - Looking Information − Safe Harbor

Tompkins Financial Strength • Long - standing commitment to sustainable performance • Profitable every year since at least 1942 • Remain well capitalized • Diversified and growing revenue streams • Disciplined credit culture, 10 - year average net charge offs below 0.04% • Strong core deposit base, core deposits represent 90.8%* of deposits • Liquidity improvement with the ratio of wholesale funding as a percentage of total assets at 6.4% in Q1 2026 vs. 9.8% in 2019 * Source: UBPR as of March 31, 2026

2025 – Record Results and Positioned for the Future 4 th Quarter Net Income EPS GAAP $96.2 $6.70 TIA Sale^ $(129.3) $(9.01) Securities Reposition $58.6 $4.09 Operating (Non - GAAP) $25.6 $1.78 Full Year 2025 Net Income EPS GAAP $161.1 $11.24 TIA Sale^ $(129.3) $(9.02) Securities Reposition $58.6 $4.09 Operating (Non - GAAP) $90.4 $6.31 4 th Quarter EPS up 389% and 30%* vs Prior Year 2025 EPS up 127% and 27%* vs Prior Year ^TIA sale included $188.2 million of revenue, $4.3 million of expense, and $54.6 million taxes *Represents the growth in Operating (non - GAAP) EPS

2025 Recap – Higher Revenue • Growth in net interest income » Expanding net interest margin up 38 bps from 2024 » Increasing levels of loan growth (+7.1%) » Managed deposit costs, improving deposit growth • Higher levels of provision supporting loan growth • Noninterest income » Increased $108.7 million or 123% driven by sale of TIA net of securities reposition • Noninterest expense » Noninterest expense up $10.6 million or 5.3% » Includes $4.3 million of transaction related expenses from the sale of TIA » Growth in expenses attributed to salaries and wages Diluted EPS up 126%, Operating EPS (Non - GAAP) up 27% vs 2024

Annual Earnings Trends 10 Year Compound Annual Growth Rate of 11.3% and 5.0%* $6.00 $8.00 $12.00 $10.00 Diluted EPS $4.00 $2.00 $0.00 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Diluted EPS (GAAP) Non - GAAP Operating EPS (previously disclosed) *Represents the growth from 2015’s Diluted EPS of $3.87 to 2026’s Operating (Non - GAAP) EPS of $6.31

EPS $1.82, up 33% vs. prior year quarter • Continued net interest margin expansion, up 59 bps as compared to a year ago • Loan Growth 6.8% YOY • Deposit growth improving while deposit rates moderating, average deposit balances up 5.2% vs a year ago Highlights From Our Record First Quarter • Liquidity remains strong; Loan to Deposit ratio 91.8% • Tier 1 Capital Ratio of 10.58% is up 14% vs. prior year • Book Value of $65.78 up 28% vs. prior year

1.10 1.30 1.37 1.37 1.50 1.65 6.70 1.82 1.78 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00 Q1 2026 Diluted EPS Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Diluted EPS (GAAP) Non - GAAP Operating EPS (previously disclosed) ▪ Q4 2025 reflects TIA sale and securities reposition ▪ Q1 2026 Diluted EPS is up 32.8% vs prior year quarter Quarterly Earnings Trends

16% 14% 12% 10% 8% 6% 4% 2% 0% 2018Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 Consistently Well Capitalized 16% 14% 12% 10% 8% 6% 4% 2% 0% 2019Y 2020Y 2021Y 2022Y 2023Y 2024 Y 2025 Y Q1 2026 Total Capital Ratio Tier 1 Ratio • Total capital ratio reflects capital that is $278 million above regulatory minimums • Well capitalized on a historically lower risk balance sheet Well Capitalized threshold Well Capitalized threshold

0% 5% 10% 15% 20% 25% TMP Peer (2) Profitability 0.00% 1.00% 2.00% 3.00% 4.00% TMP Peer (2) (1) Source: S&P Global (2) Peer represents “Benchmarking Peer Group” as listed in Tompkins 2026 Proxy ROAA (1) ROAE (1) 0.00% 0.50% 1.00% 1.50% 2.00% TMP Peer (2) Net Interest Margin (1) • 2023 results include balance sheet repositioning, which resulted in an after - tax loss of $52.9 million ** 2025 results include TIA sale and securities reposition, which resulted in an after - tax gain of $129.3 million, and an after - tax loss of $58.6 million, respectively ***Quarterly results annualized

Annual Cash Dividend Trends $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Cash Dividend Per Share TMP Cash Dividend: 10 Year Compound Annual Growth Rate of 3.7% Q1 2026 raised dividend 8.1% vs. Q1 2025 payable in Q2 2025

Stock Performance Total Return LTM 5YR 10YR TMP 45.6% 5.1% 5.7% Proxy Peer Median 23.5% 6.1% 9.0% Stock Valuation P/LTM EPS* *P/TBV Dividend Yield TMP 14.5x^ 1.41x 3.1% Proxy Peer Median 12.2x 1.53x 3.0% As of April 28, 2026 Stock Valuation P/LTM EPS* *P/TBV Dividend Yield TMP 11.7x^ 1.32x 4.2% Proxy Peer Median 12.5x 1.25x 3.4% As of April 28, 2025 “Last Year” Positive total returns over the last 12 months Total return favorably impacted by improving earnings and multiple expansion vs. prior year * Source: S&P Global ^Represents price to LTM core earnings

Commitment to Sustainable Performance • Profitable for at least 84 consecutive years • Cash dividends increased for 37 consecutive years • Cash dividends paid for 146 consecutive years • Culture of sustainably generating top quartile return on equity • Valuable core deposit franchise • Strong historical credit quality • Strengthening loan growth • Disciplined expense management • Well - positioned for growth with adequate Capital and Liquidity